UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Five Below, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! FIVE BELO , INC. 2026 Annual Meeting Vote by June 15, 2026 11:59 PM ET FIVE BELO , INC. 701 MARKET STREET SUITE 300 PHILADELPHIA, PA 19106 V93366-P48057 You invested in FIVE BELO , INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 16, 2026. Get informed before you vote Vie the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to June 2, 2026. If you ould like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit .ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated belo ) in the subject line. Unless requested, you ill not other ise receive a paper or email copy. For complete information and to vote, visit .ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 16, 2026 8:00 AM, Eastern Time vote ithout entering a control number Virtually at: https:// .virtualshareholdermeeting.com/FIVE2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Karen Bowman	For
1b.	Michael F. Devine, III	For
1c.	Dinesh S. Lathi	For
1d.	Robert Lynch	For
1e.	Richard L. Markee	For
1f.	Winnie Y. Park	For
1g.	Ronald L. Sargent	For
1h.	Mimi E. Vaughn	For
1i.	Zuhairah S. Washington	For
2.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the current fiscal year ending January 30, 2027.	For
3.	To approve, by non-binding advisory vote, the Company's Named Executive Officer compensation.	For
4.	Shareholder proposal requesting that provisions in the Company's governance documents requiring greater than a simple majority shareholder vote be changed to a simple majority vote standard.	Against

NOTE: If any other matters properly come before the meeting, the persons named in the proxy will vote in their discretion.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares, you must go online or request a paper copy of the proxy materials to receive a proxy card.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V93367-P48057